Exhibit 10.30

ANNEXURE “A”

CONSTITUTION

OF

DATEC (PNG) LIMITED

ERE KARIKO

Company Lawyer

Steamships Pty Limited

Steamships Building

Corner Champion Parade & Hunter Street

Port Moresby

PO Box 1

Port Moresby

Papua New Guinea

Telephone: 3220230

Facsimile: 3220363

Reference: CONST.mb

	6.2	Forfeiture	10
	6.3	Forfeiture includes undistributed Dividends	10
	6.4	Notice of forfeiture	10
	6.5	Forfeited Shares are the property of the Company	10
	6.6	Cancellation of forfeiture	10
	6.7	Surrender as forfeiture	10
	6.8	Effect of forfeiture	10
	6.9	Board may waive	11
	6.10	Evidence of forfeiture	11
	6.11	Transfer of forfeited Shares	11
	6.12	Application of proceeds	11
	6.13	Title of transferee	11

7.	LIEN		11

	7.1	Lien for calls	11
	7.2	Lien for Shareholder’s debts	12
	7.3	Lien on payments required to be made by the Company	12
	7.4	Extent of lien	12
	7.5	Waiver by Board	12
	7.6	Sale under lien	12

8.	ALTERATION OF CAPITAL, SHARES AND RIGHTS		13

	8.1	Alteration of capital	13
	8.2	Additional rights	13
	8.3	Variation of rights	13

9.	TRANSFER OF SHARES		14

	9.1	Modes of transfer	14
	9.2	Transfer by instrument	14
	9.3	Pre-emptive Rights	15
	9.4	Retention of instruments	15
	9.5	Powers of attorney	15

10.	TRANSMISSION OF SHARES		15

	10.1	Transmission generally	15
	10.2	Joint holders’ transmission	16

11.	MEETINGS OF SHAREHOLDERS		16

	11.1	Methods of holding meetings	16
	11.2	Annual meeting	17
	11.3	Convening of special meeting	17
	11.4	Requisition of special meeting	17
	11.5	Notice of meeting of Shareholders	17
	11.6	Contents of notice	17
	11.7	Waiver of irregularity in notice	17

ii.

	11.8	Omission to give notice	17
	11.9	Cancellation or postponement of special meeting	18
	11.10	Adjournment of meeting	18
	11.11	Business at adjourned meeting	18
	11.12	Notice of adjourned meeting	18

12.	PROCEEDINGS AT MEETINGS OF SHAREHOLDERS		18

	12.1	Representation of Shareholders	18
	12.2	Quorum	18
	12.3	Failure of quorum	19
	12.4	Chairman	19
	12.5	Chairman absent	19
	12.6	Responsibilities of chairman	19
	12.7	Method of voting	20
	12.8	Declaration by chairman	20
	12.9	Demand for poll	20
	12.10	Time for demanding a poll	20
	12.11	Votes on a poll	21
	12.12	Authority of proxy etc on a poll	21
	12.13	Effect and withdrawal of demand for poll	21
	12.14	Conduct of poll	21
	12.15	Casting vote of Chairman	21
	12.16	Written resolutions	22
	12.17	Minutes to be kept	22
	12.18	Signed minutes	22

13.	ENTITLEMENTS TO ATTEND AND VOTE		22

	13.1	Entitlement to attend	22
	13.2	Entitlement to vote	22
	13.3	Votes of joint holders	23
	13.4	Entitlement to vote by proxy etc	23
	13.5	Entitlement of proxy etc	23
	13.6	Appointment of proxy	23
	13.7	Production of proxy etc	23
	13.8	Effect of incomplete proxy form	24
	13.9	Effect of the appointment	24
	13.10	Proxy must vote as directed	24
	13.11	Corporate bodies may act by representatives	24
	13.12	Multiple appointments	24
	13.13	Presence of Shareholder	25
	13.14	Ruling on entitlements and votes	25

14.	SHAREHOLDER PROPOSALS		25

	14.1	Notice to the Board	25
	14.2	Notice to Shareholders at Company’s expense	25
	14.3	Notice to Shareholders at proposing Shareholder’s expense	26

iii.

	14.4	Late notice	26
	14.5	Proposing Shareholder’s written statement	26
	14.6	Defamatory statements etc	26
	14.7	Deposit of costs	26

15.	DIRECTORS		26

	15.1	Number of Directors	26
	15.2	Continuing Directors	27
	15.3	Appointment of Directors	27
	15.4	Prescribed Number of Directors	27
	15.5	Removal of Directors	27
	15.6	Casual vacancy	27
	15.7	Qualification of Directors	27
	15.8	Vacation of office	27

16.	DIRECTORS’ REMUNERATION		28

	16.1	Fees of Non-executive Directors	28
	16.2	Additional remuneration for extra services	28
	16.3	Expenses of Directors	28

17.	DIRECTORS’ MATERIAL INTERESTS AND DUTIES		28

	17.1	Definition of Material Interest	28
	17.2	Disclosure of Material Interest	28
	17.3	Failure to disclose Material Interest	29
	17.4	Powers of Directors with Material Interest	29
	17.5	Director may hold office of Company	29
	17.6	Application to Alternate Directors	29
	17.7	Directors may act in interests of Shareholder	29
	17.8	Directors duties - subsidiaries	29

18.	ALTERNATE DIRECTORS		30

	18.1	Power to appoint Alternate Director	30
	18.2	Method of appointment	30
	18.3	Termination of appointment	30
	18.4	Entitlements of Alternate Director	30

19.	MANAGING DIRECTOR AND OTHER EXECUTIVE DIRECTORS		31

	19.1	Appointment of Managing Director	31
	19.2	Termination of appointment of Managing Director	31
	19.3	Rumuneration of Executive Directors	31
	19.4	Powers of Executive Directors	31

20.	POWERS OF THE BOARD		32

	20.1	Powers generally	32

iv.

	20.2	Appointment of attorney	32
	20.3	Contents of power of attorney	32
	20.4	Reservation of powers to the Company	32

21.	PROCEEDINGS OF THE BOARD		32

	21.1	Mode of meeting	32
	21.2	Quorum	33
	21.3	Notice of meeting	33
	21.4	Place of meeting	33
	21.5	Period of notice	33
	21.6	Convening of Board meeting	33
	21.7	Appointment of Chairman	33
	21.8	Chairman of Board meetings	34
	21.9	Majority decisions	34
	21.10	Votes of Directors	34
	21.11	Exercise of powers by Board	34
	21.12	Delegation to committee	34
	21.13	Committee powers and meetings	35
	21.14	Written resolution of Directors	36
	21.15	Several documents suffice	36
	21.16	Validity of acts of Directors	36
	21.17	Other procedures	36
	21.18	Fourth Schedule not to apply	36

22.	SECRETARY		37

	22.1	Appointment of Secretary	37

23.	COMPANY ADMINISTRATION		37

	23.1	Minutes to be made	37
	23.2	Minutes to be entered	37
	23.3	Signature of minutes	37
	23.4	Custody of Common Seal	37
	23.5	Use of Common Seal	38
	23.6	Mode of execution by Common Seal	38
	23.7	Official Seal	38
	23.8	Authority to affix an Official Seal	38
	23.9	Effect of Official Seal	38
	23.10	Execution of bills and cheques	38

24.	DIVIDENDS AND OTHER DISTRIBUTIONS		39

	24.1	Declaration of Dividends	39
	24.2	No interest on Dividends	39
	24.3	Obligation to distribute	39
	24.4	Payment of Dividend in specie	39
	24.5	Deductions from Dividends	39

v.

	24.6	Retention of Dividends	39
	24.7	Settlement of difficulties	39
	24.8	Joint holders’ entitlement to Dividend	40
	24.9	Unclaimed Dividend	40

25.	NOTICES		40

	25.1	Service	40
	25.2	Notices to joint holders	40
	25.3	Notices when Shareholder dies	40
	25.4	Binding on others	41
	25.5	Signature of notice	41
	25.6	Certificate of Director or Secretary	41

26.	INSPECTION AND SECRECY		41

	26.1	No right to inspect	41
	26.2	Board may permit inspection	41
	26.3	Obligation of secrecy	41

27.	LIQUIDATION		42

	27.1	Power of Board	42
	27.2	Distribution if insufficient assets	42
	27.3	Distribution of surplus assets	42

28.	MISCELLANEOUS		42

	28.1	Indemnity	42
	28.2	Insurance	43
	28.3	Interpretation	43
	28.4	General authorisation	43
	28.5	Acts of Class of Shareholders	43

SCHEDULE 1			44

SCHEDULE 2			47

SCHEDULES			48

SCHEDULE 4			50

vi.

COMPANIES ACT

CONSTITUTION

OF

DATEC (PNG) LIMITED

1.	PRELIMINARY

1.1	Definitions

In this constitution, unless the context otherwise requires:

“Act” means the Companies Act 1997 as it is amended and applies to the Company from time to time;

“Alternative Director” means a person appointed as an alternative director under clause 18.2;

“Appointor” means in respect of an Alternative Director, the Director who appoints that Alternative Director under clause 18.2;

“Auditor” means the auditor of the Company from time to time;

“Board” means the Directors acting collectively under this constitution;

“Business Day” means a day on which banks in Papua New Guinea generally are open for the full range of banking business;

“Chairman” means the person appointed as chairman of the Board under clause 21.7 from time to time;

“Class” means a class of ordinary Shares;

“Common Seal” means the common seal of the Company;

“Company” means the company named above whatever its name may be from time to time.

“Deputy Chairman” means the person appointed as deputy chairman of the Board under clause 21.7 from time to time;

“Director” means a person appointed as a director for the time being of the Company (including, where appropriate, an Alternate Director):

“Dividend” means any distribution to Shareholders in relation to Shares as a dividend of any property (including, without limitation, money and shares (including bonus shares) or other securities of the Company or of any other body corporate);

“Executive Director” means any Managing Director and any other Director who is an employee of the Company;

“Managing Director” means a person (if any) appointed as a managing director of the Company under clause 19.1;

“Money Due” means, where payment in respect of a call is not made on the day specified for its payment under clause 5.4, the amount of money payable in respect of that call plus, subject to clause 5.10:

(a)	interest on that amount at the Prescribed Rate from that day until payment is made; and

(b)	all costs and expenses incurred by the Company because payment was not made on that day;

“Official Seal” means the duplicate common seal referred to in clause 23.7;

“Prescribed Rate” means in respect of each clause in which that term is used 10 per cent per annum or any other rate prescribed by the Board from time to time in respect of that clause;

“Register” means the register of Shareholders kept pursuant to the Act;

“Secretary” means a person appointed as a secretary of the Company from time to time (including any person appointed to perform the duties of a secretary temporarily);

“Share” means a share in the capital of the Company;

“Shareholder” means a person whose name is entered in the Register as the holder of a Share;

“Shareholder’s Liability” means, in respect of a Shareholder:

(a)	all money due and payable by the Shareholder to the Company; and

(b)	all money (whether payable or not) called or payable at a fixed time in respect of Shares held by that Shareholder; and

“Voting Shareholder” means a Shareholder:

(a)	who is entitled to be present at a meeting of Shareholders,

(b)	present at the meeting in any of the ways set out in clause 12.1; and

2.

(c)	in respect of whom there is at least one item of business to be considered at the meeting on which the Shareholder is not disqualified from voting.

1.2	Interpretation

In this constitution, unless the context otherwise requires:

(a)	a reference to any legislation or legislative provision includes any statutory modification or re-enactment of, or legislative provision substituted for, and any subordinate legislation or statutory instrument issued under, that legislation or legislative provision;

(b)	the singular includes the plural and vice versa;

(c)	a reference to an individual or person includes a corporate body, partnership, joint venture, association, authority, trust, state or government and vice versa;

(d)	a reference to a person is also to the legal personal representative of that person;

(e)	a reference to any gender includes all genders;

(f)	a reference to a clause or a schedule is to a clause of or schedule to this constitution;

(g)	a schedule is part of this constitution;

(h)	a reference to any agreement or document (including this constitution) is to that agreement or document (and, where applicable, any of its provisions) as amended, novated, supplemented or replaced from time to time;

(i)	an expression defined in, or given a meaning for the purposes of, the Act (except where defined, or given a meaning, in this constitution) has the same definition or meaning in this constitution where it relates to the same matters for which it is defined, or given a meaning, in the Act;

(j)	a reference to a matter being written includes that matter being in any mode of representing or reproducing words, figures or symbols in written form;

(k)	where an expression is defined, another part of speech or grammatical form of that expression has a corresponding meaning;

(1)	a reference to power is also to authority and discretion;

(m)	where an expression is defined anywhere in this constitution it has the same meaning throughout;

3.

(n)	a reference to a particular Part, Division, section, sub-section, paragraph or sub-paragraph is a reference to a Part, Division, section, sub-section, paragraph or sub-paragraph of the Act;

(o)	a reference to a Class of Shareholders is a reference to the holders for the time being of a Class, and a reference to a Class of Directors is a reference to the Directors for the time being appointed by a particular Class of Shareholders;

(p)	a reference to a Class A Shareholder is a reference to a shareholder forming part of the Class of Shareholders holding A Class Shares and a reference to a Class A Director is a reference to one of the Class of Directors appointed by the Class of Shareholders holding A Class Shares, and this provision applies (modified as required) to references to Shareholders and Directors of Classes other than Class A; and

(q)	a reference to a matter being “with the consent of Shareholders” is to consents to that matter having been given to the Company in accordance with clause 1.4 by both:

(i)	Shareholders holding more than one half of the issued Shares; and

(ii)	Shareholders holding more than one half of each Class,

at the time that the matter arises.

1.3	Headings

In this constitution headings are for convenience of reference only and do not affect interpretation.

1.4	Mode of Consent

For the purposes of clause 1.2(q), a Shareholder consents to a matter if and only if the Company receives a notice signed by the Shareholder (or the Shareholder’s attorney):

(a)	which is delivered at the registered office of the Company or of which a legible copy is received there by facsimile transmission; and

(b)	which sets out the matter to which the Shareholder consents,

and the Company has not received a notice, similarly signed and delivered, revoking that consent.

4.

2.	SHARES

2.1	Control of Board

Subject to clauses 2.5 and 2.6, the Board may issue or grant options over or otherwise dispose of Shares in the Company to the persons, on the terms and conditions, with the rights and privileges (including, without limitation, different Classes of Shares and Shares which rank equally with, or in priority to, existing Shares), and at the times that the Board determines.

2.2	Preference and redeemable preference Shares

The Company may issue any Shares as preference shares or otherwise and which are redeemable:

(a)	at the option of the Company; or

(b)	at the option of the holder of the Share; or

(c)	on a date determined by the Board;

for a consideration that is -

(d)	determined by the Board; or

(e)	to be calculated by reference to a formula; or

(f)	required to be fixed by a suitably qualified person who is not associated with or interested in the Company;

and without limiting the preceding powers the Company may issue preference shares in accordance with terms of Schedule 1.

2.3	No pre-emptive rights

Section 45 shall not apply to the issue of Shares by the Company unless the terms of issue of any Shares otherwise provide.

2.4	Buy backs of Shares

The Company, with the consent of Shareholders, is authorised to:

(a)	agree to purchase or otherwise acquire any of its own Shares from one or more Shareholders; and

(b)	redeem any redeemable Shares.

2.5	A and B Class Shares

The capital of the Company comprises:

(a)	A Class ordinary Shares; and

5.

(b)	B Class ordinary Shares,

and, subject to this constitution, the A Class Shares and the B Class Shares rank equally in all respects.

2.6	Pro-Rata Issues

Notwithstanding any other provision of this constitution, the Board may not, except with the consent of Shareholders:

(a)	issue any voting Shares which are not ordinary Shares of a Class provided for in clause 2.5;

(b)	issue or grant any option over, ordinary Shares or preference shares otherwise than to Shareholders in the same proportions in which they hold ordinary Shares; or

(c)	convert any preference share or any non-voting Share to an ordinary Share.

3.	CERTIFICATES

3.1	Certificates of title

Subject to clause 3.2 certificates of title to securities of the Company which are issued by it must be issued in accordance with the Act.

3.2	Certificate for joint holders

Where two or more persons hold any securities of the Company, the Company is only required to issue the same number of certificates as if those securities were held by one person and delivery of a certificate so issued to any of those persons is sufficient delivery to all of them.

3.3	Replacement of lost certificates

Where a certificate is lost or destroyed, the Company may issue a duplicate certificate in accordance with the Act.

3.4	Replacement of worn out certificates

Where a certificate is defaced or worn out and is produced to the Company and the Company is paid to reasonable fee determined by the Board, the Company may cancel that certificate and issue a new certificate in substitution.

6.

4.	REGISTER

4.1	Joint holders

If two or more persons are the holders of a Share, the person whose name first appears in the Register in respect of that Share is to be treated as the sole owner of the Share in relation to all matters concerning the Company (including the giving of notice) except in relation to the transfer of the Share, right to vote, receipt of Dividends, delivery of certificates and liability for instalments or calls.

4.2	Recognition of trusts

Except as required by law or by this constitution, the Company must treat the person whose name appears in the Register in respect of a Share as the absolute owner of that Share and, accordingly, the Company is not bound to recognise (whether or not it has notice):

(a)	that a person holds any Share on trust; or

(b)	any equitable, contingent, future or partial interest in, or unit of, any Share.

5.	CALLS ON SHARES

5.1	Calls made by Board

The Board may in accordance with the terms of issue of a Share make calls on a Shareholder in respect of any or all of the amount unpaid on the Share held by that Shareholder unless and to the extent that the terms of issue of the Share make that amount payable at fixed times.

5.2	Terms of call

The Board may do either or both of the following:

(a)	make a call payable by instalments; and

(b)	revoke or postpone any call.

5.3	Time of call

Each call is treated as having been made at the time the Board resolves to make the call.

5.4	Payment of call

A Shareholder subject to a call must pay the amount the subject of the call at the time and place specified in a notice given by the Company to the Shareholder not less than 10 Business Days before the time specified for payment.

7.

5.5	Remedies for unpaid call

In addition to all other remedies of the Company, for as long as the amount in respect of a call in relation to a Share is due and payable and not paid, the Shareholder:

(a)	has no right to receive any Dividend in respect of that Share; or

(b)	in relation to any Share held by the Shareholder, has no right to be counted among the quorum for, or vote, whether in person or by proxy, attorney or representative, at a meeting of the Shareholders of the Company.

5.6	Joint holders’ liability

The joint holders of a Share are liable jointly and severally to pay any calls made in respect of the Share.

5.7	Differences in terms of issue

The Board may (but only with the consent of Shareholders), on the issue of Shares, make different arrangements with the holders of those Shares as to the amount, and times for payment, of calls in respect of those Shares.

5.8	Fixed payments

If the terms of issue of a Share provide for any amount to be payable at a fixed time:

(a)	that amount is payable at that time as if a call had been duly made in respect of it under clauses 5.1 to 5.4 specifying that time as the time for payment of a call for that amount; and

(b)	all the other provisions of this constitution in respect of calls apply (modified as necessary) on that basis and “call” in this constitution is to be interpreted accordingly.

5.9	Payment of Money Due

If an amount payable in respect of a call is not paid on or before the day specified for its payment; the person from whom that amount is due must pay the Money Due in respect of that call.

5.10	Waiver of Call

The board may (our only with the consent or Shareholders) waive the payment of all of any part of the Money Due.

5.11	Proof of call

If on the trial or hearing of an action for the recovery of the Money Due for a call it is proved that:

(a)	the books of the Company duly record the resolution of the Board making the call;

8.

(b)	the Shareholder sued appears in the Register as a holder of the Share in respect of which the call was made; and

(c)	notice of the call was given to that Shareholder in accordance with this constitution,

proof of those matters is sufficient and conclusive proof of the debt without it being necessary to prove any other matter (including, without limitation, the appointment of the Directors).

5.12	Prepayment of calls

The Board may:

(a)	accept from a Shareholder a sum representing all or a part of any amount unpaid in respect of a Share although no part of that amount is then the subject of a call;

(b)	authorise the payment by the Company of interest on any sum so accepted, until that sum becomes payable, at any rate not exceeding the Prescribed Rate agreed between the Board and the Shareholder; and

(c)	except where otherwise agreed between the Shareholder and the Company, repay the sum or any part of it,

but payment and acceptance of that sum does not confer any right to participate in profits and must not be considered in ascertaining the amounts of Dividend or surplus in a winding up or distribution attributable to that Share.

6.	FORFEITURE OF SHARES

6.1	Forfeiture notice

If an amount payable in respect of a call is not paid on or before the day specified for its payment, the Board may at any time until the amount (including interest and other costs and expenses incurred by the Company by reason of the non-payment) is paid give the relevant Shareholder a notice which:

(a)	requires the Shareholder to pay the Money Due.

(b)	specifies a date (which is at least 10 Business Days after the date of the notice) by which and a place at which payment or the Money Due must be made; and

(c)	states that if payment is not made on or before the date and at the place specified, the Share to which the call relates is liable to be forfeited.

9.

6.2	Forfeiture

If the requirements of a notice given under clause 6.1 are not satisfied, the Share in respect of which the notice was given may, at any time after the date specified in clause 6.1(b) and before the payment required by the notice has been made, be forfeited by a resolution of the Board to that effect.

6.3	Forfeiture includes undistributed Dividends

Forfeiture of a Share under clause 6.2 includes all Dividends declared in respect of the forfeited Share but not actually distributed before forfeiture.

6.4	Notice of forfeiture

Where a Share is forfeited under clause 6.2, the Company must promptly give notice of the forfeiture to the Shareholder holding the Share immediately before the resolution of the Board for its forfeiture was passed, and the Company must promptly enter the forfeiture (together with its date) in the Register.

6.5	Forfeited Shares are the property of the Company

A Share forfeited under clause 6.2 immediately becomes the property of the Company and the Board may sell, re-allot or otherwise dispose of that Share on the terms and conditions it determines.

6.6	Cancellation of forfeiture

The Board may cancel the forfeiture of a Share under clause 6.2 on any terms and conditions it determines at any time before it disposes of that Share under clause 6.5.

6.7	Surrender as forfeiture

Where the Board is entitled to forfeit a Share under clause 6.2, it may accept the surrender of that Share on any terms and conditions it determines and a Share so surrendered may be disposed of in the same way as a Share forfeited under clause 6.2.

6.8	Effect of forfeiture

A person who held a Share which has been forfeited under clause 6.2 ceases to be a Shareholder in respect of the forfeited Share, but remains liable to pay to the Company the Money Due and this liability only ceases when the Company receives payment of all the Money Due.

10.

6.9	Board may waive

The Board may (but only with the consent of Shareholders) elect not to enforce payment, in whole or in part, of amounts owing to the Company under clause 6.8.

6.10	Evidence of forfeiture

As against all persons claiming to be entitled to a Share, a written statement declaring that the person making the statement is a Director or Secretary and that the Share was forfeited on a date specified in the statement in accordance with this constitution is conclusive evidence of the facts set out in the statement and of the right of the Company to dispose of the Share.

6.11	Transfer of forfeited Shares

The Company may do any thing (and execute any document) to transfer a Share forfeited under clause 6.2 to a person to whom it is sold, re-allotted or disposed of and may receive the consideration provided for that Share and register the transferee as the holder of the Share.

6.12	Application of proceeds

The Company must:

(a)	apply the net proceeds of any sale, re-allotment or disposal of a Share under clause 6.5 or clause 6.7 (after payment of all costs and expenses incurred) in or towards payment or satisfaction of the Money Due; and

(b)	pay any residue to the person liable referred to in clause 6.8 or as that person directs.

6.13	Title of transferee

Where a Share is transferred under clause 6.11, the title of the transferee is not affected by any irregularity or invalidity relating to the forfeiture or the sale, re-allotment or disposal of the Share and the remedy of any person is solely in damages and only against the Company.

7.	LIEN

7.1	Lien for calls

The Company has a first and paramount lien on each Share for all money (whether presently payable or not) called or payable at a fixed time in respect of that Share (including money payable by reason of clause 7.3).

11.

7.2	Lien for Shareholder’s debts

The Company has, in addition to the lien described in clause 7.1, a first and paramount lien on each Share registered in a Shareholder’s name in respect of all money owed to the Company by the Shareholder.

7.3	Lien on payments required to be made by the Company

Where at any time the law of any jurisdiction imposes or purports to impose any immediate, future or possible liability on the Company, or empowers or purports to empower any person to require the Company to make any payment, on account of a Shareholder or referable to a Share held by that Shareholder (whether alone or jointly) or a Dividend declared in respect of a Share held by that Shareholder, the Company:

(a)	is fully indemnified by that Shareholder from that liability;

(b)	may recover as a debt due from the Shareholder the amount of that liability together with interest at the Prescribed Rate from the date of payment by the Company (if the payment is made) to the date of repayment by the Shareholder; and

(c)	subject to compliance with section 65(4), may refuse to register a transfer of any Share by that Shareholder until the amount of that liability has been paid to the Company,

and nothing in this clause in any way prejudices or affects any right or remedy which the Company may have (including, without limitation, any right of set-off) and, as between the Company and the Shareholder, any such right or remedy is enforceable by the Company.

7.4	Extent of lien

The liens described in clauses 7.1 and 7.2 extend to all Dividends (if any) payable in respect of the Share and to the proceeds of sale of the Share.

7.5	Waiver by Board

The Board may (but only with the consent of Shareholders) at any time, exempt a Share from the provisions of clauses 7.1 and 7.2 to the extent and on any terms and conditions that it determines.

7.6	Sale under lien

Where:

(a)	the Company has a lien on a Share;

(b)	the sum in respect of which the lien exists is presently payable;

12.

(c)	the Company has given notice to the Shareholder registered in respect of the Share:

(i)	requiring payment of the amount which is presently payable in respect of which the lien exists; and

(ii)	specifying a date (which is at least 10 Business Days after the date of the notice) by which and a place at which payment of the amount must be made; and

(d)	the requirements of the notice given under paragraph (c) are not fulfilled,

the Company may sell the Share as if it had been forfeited under clause 6.2 and the provisions of clauses 6.5 to 6.13 apply as if the Shareholder’s Liability were the Money Due.

8.	ALTERATION OF CAPITAL, SHARES AND RIGHTS

8.1	Alteration of capital

The Company may from time to time do any or all of the following:

(a)	consolidate and divide all or any of its share capital into Shares of a larger amount than its existing Shares; and

(b)	sub-divide its Shares or any of them but so that, in the sub-division, the proportion between the amount paid and the amount (if any) unpaid on each Share of a smaller amount is the same as it was in the case of the Share from which the Share of a smaller amount is derived.

8.2	Additional rights

Where the Company passes an ordinary resolution under either clause 8.l(a) or clause 8.1(b), the Company may also (but only with the prior consent in writing of a majority of Shareholders, being a majority of Shareholders who hold more than one half of the ordinary Shares) by special resolution determine that, as between the Shares resulting from the consolidation, division or sub-division, one or more of those Shares has some preference or special advantage as regards Dividends, capital, voting or otherwise over or compared with one or more others.

8.3	Variation of rights

If at any time the Shares are divided into different Classes, the rights attached co any Class of Shares (the “Subject Class”) (unless the terms of issue of the Subject Class otherwise provide) may only be varied or abrogated with the consent of Shareholders and either:

(a)	the consent in writing of the holders of 75 per cent of the issued Shares of the Subject Class; or

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(b)	the sanction of a special resolution passed at a separate meeting of the holders of Shares of the Subject Class,

and, for the purposes of this clause, the following provisions apply:

(c)	in relation to any separate meeting of the holders of Shares in a Class, the provisions of this constitution which relate to meetings of Shareholders apply as far as they are capable of application and changed as necessary except that any holder of Shares of that Class present in person or by proxy, attorney or representative may demand a poll and a quorum shall be one natural person who is, or represents under clause 12.1, the holder of a Share of that Class;

(d)	if the Board determines, one meeting may be held of holders constituting more than one Class so long as voting at that meeting is by way or a poll, and proper arrangements are made to distinguish between the votes of holders of Shares of each Class; and

(e)	the rights attached to a Class of Shares are not to be considered as varied if further Shares of that Class are issued on identical terms and in accordance with clause 2.6 except if the terms of issue of that Class of Shares otherwise provide.

9.	TRANSFER OF SHARES

9.1	Modes of transfer

Subject to this constitution, a Shareholder may transfer all or any of the Shareholder’s Shares by instrument in writing which is in a form approved by the Board or is in any other usual or common form.

9.2	Transfer by instrument

Where a Shareholder seeks to transfer all or any of the Shareholder’s Shares in accordance with clause 9.1, the Company may only register a transfer of Shares where an instrument satisfying clause 9.1 is delivered to the Company and the instrument:

(a)	is duly stamped, if necessary;

(b)	is executed by the transferor and the transferee, expect where a law provides that execution by either or both transferor and transferee is not required or is deemed to be present;

(c)	except where otherwise permitted by law, is accompanied by the certificate for the Shares the subject of the transfer together with such other evidence as the Board may require to prove the title of the transferor or the transferor’s right to transfer the Shares; and

(d)	relates only to Shares of one Class.

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9.3	Pre-emptive Rights

Schedule 4 has effect in respect of Shares to govern all dealings and transactions in and in relation to them and the continued holding of them and the Board:

(a)	must register any transfer of Shares created under clause 20 of schedule 4, or arising under a transaction permitted by clause 4 of schedule 4 or in accordance with clause 23 of schedule 4; and

(b)	otherwise may in its reasonable discretion decline to register a transfer of Shares to a person of whom it does not approve.

9.4	Retention of instruments

On an instrument of transfer or a purported instrument of transfer being delivered to the Company, property to and title in that instrument (but not the Shares the subject of it) pass to the Company which is entitled as against all persons to the possession of the instrument.

9.5	Powers of attorney

Where a power of attorney granted by a Shareholder is lodged with, or produced or exhibited to, the Company and that power of attorney confers power on the attorney to transfer any or all of the Shareholder’s Shares, the Company is entitled to assume, as against the Shareholder, that the power remains in full force and effect and may be relied on by the Company until the Company receives express notice in writing at its registered office of either:

(a)	the revocation of the power of attorney; or

(b)	the death of the Shareholder.

10.	TRANSMISSION OF SHARES

10.1	Transmission generally

Except to the extent provided in clause 10.2, and subject to sections 73 and 74 of the Act, if a Shareholder either dies or becomes bankrupt:

(a)	the only person that the Company may recognise as having any title to or interest in a Share held by that Shareholder is where the Shareholder dies, the personal representative or, where the Shareholder becomes bankrupt, the trustee of the Shareholder’s estate in bankruptcy (in either case, the “representative”);

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(b)	if the representative produces the evidence required from time to time by the Board, the representative may elect to be, or to have a person nominated by the representative, registered as the holder of the Share;

(c)	if the representative elects to be registered as the holder of the Share, the representative must give to the Company a notice in writing signed by the representative stating that election;

(d)	if the representative elects to have a person nominated by the representative registered as the holder of the Share, the representative must indicate that election by executing and giving to the Company an instrument of transfer of the Share to that person;

(e)	the provisions of this constitution concerning the right to transfer a Share and the registration of the transfer of the Share apply to a Share (including, without limitation, clause 9.3 and schedule 4) the subject of a notice given under clause 10.1(c) and an instrument given under clause 10.1(d) as if the Shareholder had not died or become bankrupt and the notice or instrument were a Proposed Dealing Notice complying with clause 5 of schedule 4 signed by the Shareholder; and

(f)	the representative is entitled to the same Dividends and other advantages and rights as the Shareholder would have been entitled to if the Shareholder had not died or become bankrupt.

10.2	Joint holders’ transmission

If a Shareholder who holds a Share jointly with another Shareholder dies:

(a)	the only person that the Company may recognise as having any title to or interest in the Share is the surviving joint holder;

(b)	if the surviving joint holder produces the evidence required from time to time by the Board of the death of the Shareholder, the Board must direct the Register to be altered accordingly; and

(c)	the surviving joint holder is entitled to the same Dividends and other advantages and rights as the deceased Shareholder would have been entitled to if the deceased Shareholder had not died.

11.	MEETINGS OF SHAREHOLDERS

11.1	Methods of holding meetings

A meeting of Shareholders may be held either -

(a)	by a number of Shareholders, who constitute a quorum, being assembled together at the place, date, and time appointed for the meeting; or

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(b)	if determined by the Board, by means of audio, or audio and visual, communication by which all Shareholders participating and constituting a quorum, can simultaneously hear each other throughout the meeting.

11.2	Annual meeting

Except as provided by the Act, the Company must, in addition to any other meeting held by it, hold an annual meeting in accordance with the Act.

11.3	Convening of special meeting

The Board may convene a special meeting of the Company at any time.

11.4	Requisition of special meeting

Shareholders may requisition the holding of a special meeting as provided by section 102(b).

11.5	Notice of meeting of Shareholders

Written notice of the date, time and place of a meeting of Shareholders shall be sent to every Shareholder entitled to receive notice of the meeting and to every Director and an Auditor of the Company not less than 14 days before the meeting.

11.6	Contents of notice

The notice shall:

(a)	state the nature of the business to be transacted at the meeting in sufficient detail to enable a Shareholder to form a reasoned judgment in relation to it; and

(b)	include the text of any special resolution to be submitted to the meeting.

11.7	Waiver of irregularity in notice

An irregularity in a notice of a meeting is waived where all the Shareholders entitled to attend and vote at the meeting attend the meeting without protest as to the irregularity, or where all such Shareholders agree to the waiver.

11.8	Omission to give notice

The accidental omission to give notice of a meeting to, or the failure to receive notice of a meeting by, a Shareholder does not invalidate the proceedings at that meeting.

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11.9	Cancellation or postponement of special meeting

Where notice of a special meeting of Shareholders has been given, the Board may by notice given to all persons entitled to be given notice of the meeting, postpone or cancel the meeting.

11.10	Adjournment of meeting

The chairman of a meeting of Shareholders at which a quorum is present:

(a)	may with the consent of the meeting by ordinary resolution; and

(b)	must, if so directed by the meeting by ordinary resolution,
adjourn	the meeting from time to time and from place to place.

11.11	Business at adjourned meeting

The only business which an adjourned meeting of Shareholders may deal with is business which was left unfinished from the meeting which was adjourned.

11.12	Notice of adjourned meeting

Where a meeting of Shareholders is adjourned for less than one month, it is not necessary to give notice of the time and place of the adjourned meeting other than by announcement at the meeting which is adjourned.

12.	PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

12.1	Representation of Shareholders

A Shareholder may attend a meeting of Shareholders at which the Shareholder is entitled to be present in any of the following ways (if applicable to the Shareholder):

(a)	in person;

(b)	by proxy;

(c)	by attorney; or

(d)	in the case of a Shareholder which is a body corporate, by a representative appointed in respect of the meeting under clause 13.11.

12.2	Quorum

Subject to clause 12.3 no business may be transacted at a meeting of Shareholders unless there is present for that business a quorum of two natural persons:

(a)	at least one of whom is or represents under clauses 12.1(b), (c) or (d) a Class A Shareholder; and

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(b)	at least one of whom is or represents under clauses 12.1(b), (c) or (d) a Class B Shareholder.

12.3	Failure of quorum

Where a quorum is not present within 30 minutes after the time appointed for the meeting -

(a)	in the case of a meeting called under Section 102(b) and clause 11.4 the meeting is dissolved; and

(b)	in the case or any other meeting, the meeting is adjourned to the same day in the following week at the same time and place, or to such other date, time, and place as the Directors may appoint, and, where, at the adjourned meeting, a quorum is not present within 30 minutes after the time appointed for the meeting, the meeting is dissolved.

12.4	Chairman

The Chairman (if any) is or, if the Chairman is absent or is unwilling or unable to be the chairman of a meeting of Shareholders, the Deputy Chairman (if any) is, if willing and able, to be the chairman of any meeting of Shareholders.

12.5	Chairman absent

Where a meeting of Shareholders is held and:

(a)	the Chairman and the Deputy Chairman of the Board have not been appointed; or

(b)	the Chairman and the Deputy Chairman of the Board are not present within 15 minutes after the time appointed for the holding of the meeting or being present, are unwilling or unable to act,

the Class A Shareholders present must appoint the chairman of the meeting.

12.6	Responsibilities of chairman

The chairman of a meeting of Shareholders:

(a)	shall allow a reasonable opportunity for Shareholders of the meeting to question, discuss and comment on the management of the Company as required by section 90(1); and

(b)	subject to paragraph (a) of this clause and Schedule 2(12) of the Act, is responsible for the general conduct of the meeting and to ascertain the sense of the meeting concerning the business transacted at it and for these purposes may, without limitation:

(i)	prescribe procedures and make rulings, in each case finally and conclusively;

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(ii)	in addition to other powers to adjourn, adjourn the meeting or any item of business of the meeting without the concurrence of the meeting if the chairman determines it is desirable for the orderly conduct of the meeting or the conduct of a poll; and

(iii)	determine conclusively any dispute concerning the admission, validity or rejection of a vote.

12.7	Method of voting

In the case of a meeting of Shareholders held under clause 11.1(a) unless a poll is demanded, voting at the meeting shall be by whichever of the following methods is determined by the chairman of the meeting:

(a)	voting by voice; or

(b)	voting by show of hands,

and in the case of a meeting of Shareholders held under clause 11.1(b) unless a poll is demanded, voting at the meeting shall be by the Shareholders signifying individually their assent or dissent by voice.

12.8	Declaration by chairman

A declaration by the chairman of the meeting that a resolution is carried by the requisite majority is conclusive evidence of that fact unless a poll is demanded in accordance with clause 12.9.

12.9	Demand for poll

At a meeting of Shareholders a poll may be demanded by -

(a)	not less than five Shareholders having the right to vote at the meeting; or

(b)	a Shareholder or Shareholders representing not less than 10% of the total voting rights of all Shareholders having the right to vote at the meeting; or

(c)	by a Shareholder or Shareholders holding Shares in the Company that confer a right to vote at the meeting and on which the aggregate amount paid up is not less than 10% of the total amount paid up on all Shares that confer that right.

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12.10	Time for demanding a poll

A poll may be demanded either before or after the vote is taken on a resolution.

12.11	Votes on a poll

Where a poll is taken, votes shall be counted according to the votes attached to the Shares of each Shareholder present in person or by proxy, attorney or representative and voting.

12.12	Authority of proxy etc on a poll

The instrument appointing a proxy, attorney or representative to vote at a meeting of the Company confers authority to demand or join in demanding a poll and a demand by a person as proxy, attorney or representative for a Shareholder has the same effect as a demand by the Shareholder.

12.13	Effect and withdrawal of demand for poll

The demand for a poll:

(a)	does not prevent the continuance of a meeting of Shareholders for the transaction of any business except in respect of the resolution for which the poll is demanded; and

(b)	may be withdrawn.

12.14	Conduct of poll

If a poll is properly demanded for the voting on a resolution:

(a)	if the resolution is for the adjournment of the meeting of Shareholders, the poll must be taken immediately at the place and in the manner that the chairman of the meeting determines and declares to the meeting;

(b)	in all other cases, the poll must be taken at the time and place and in the manner that the chairman of the meeting of Shareholders determines and declares to the meeting; and

(c)	the result of the poll, as disclosed by the chairman of the meeting of Shareholders at which the result is declared, is a resolution of the meeting at which the poll is demanded.

12.15	Resolutions determined by majority

(a)	Both on a snow of hands and on a poll, an ordinary resolution is passed if (and only if) both:

(i)	the proportion that the number of votes cast in favour of that resolution bears to the total number of votes cast on the resolution is greater than one half; and

(ii)	more than one half of the Classes vote in favour of that resolution,

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and for the purpose of paragraph (b), a Class votes in favour of a resolution if, and only if, the proportion that the number of votes cast in favour of that resolution cast in respect of Shares of that Class by Shareholders holding those Shares bears to the total number of votes cast on the resolution by all those Shareholders in respect of those Shares is greater than one half.

(b)	Under no circumstances does a chairman of a meeting of Shareholders have a casting vote.

12.16	Written resolutions

For the purposes of section 103, two or more documents in identical terms, each signed by one or more Shareholders (or such Shareholders’ attorneys or representatives, as the case may be) are to be treated as one document provided that:

(a)	each document is delivered to the registered office of the Company or a legible copy of it is received there by facsimile transmission; and

(b)	where more than one Shareholder, representative or attorney signs the document the date of execution of the document by each Shareholder, attorney or representative is set out,

and the date of the resolution is the last date of execution of any of those documents by a shareholder or its attorney or representative.

12.17	Minutes to be kept

The Board shall ensure that minutes are kept of all proceedings at meetings of Shareholders.

12.18	Signed minutes

Minutes which have been signed correct by the Chairman of the meeting are prima facie evidence of the proceedings.

13.	ENTITLEMENTS TO ATTEND AND VOTE

13.1	Entitlement to attend

Subject to this constitution (including, without limitation, clauses 5.5 and any terms of issue of any Share, each Shareholder and each Director is entitled to notice of each meeting and to be present and to speak at that meeting.

13.2	Entitlement to vote

Subject to this constitution (including, without limitation, clauses 5.5 and 12.15) and the terms of issue of any Share issued after the date of adoption of this constitution, on a show of hands or on a poll, and notwithstanding that the Shareholders may hold unequal numbers of Shares, the A Class Shareholder and the B Class Shareholder have an equal number of votes.

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13.3	Votes of joint holders

Where two or more persons are registered as the holder of a share, the vote of the person named first in the Register and voting on a matter shall be accepted to the exclusion of the votes of the other joint holders.

13.4	Entitlement to vote by proxy etc

A Shareholder may exercise the right to vote either by being present in person or by proxy, attorney or representative.

13.5	Entitlement of proxy etc

A proxy, attorney or representative for a Shareholder is entitled to attend and be heard at a meeting of Shareholders as if the proxy, attorney or representative was the Shareholder.

13.6	Appointment of proxy

A proxy shall be appointed by notice in writing signed by the Shareholder, the notice shall state whether the appointment is for a particular meeting or a specified term not exceeding one year and the notice may be in the form of Schedule 2.

13.7	Production of proxy etc

Any appointment of a proxy, attorney or representative is effective in respect of a particular meeting of Shareholders if, and only if, the following instruments are actually received (which includes receipt of a copy of those instruments by legible facsimile transmission) by the Company at its address for service or registered office (or another place notified by the Board) at least 48 hours before the time notified for that meeting:

(a)	in the case of a proxy, the instrument of proxy and, if it is executed by an attorney, the relevant power of attorney or an office copy or notarially certified copy of the power of attorney;

(b)	in the case of an attorney, the power of attorney or an office copy or notarially certified copy of the power of attorney; and

(c)	in the case of a representative of a body corporate, an instrument of appointment executed under the common seal of the body corporate and, if it is executed by an attorney, the relevant power of attorney or an office copy or notarially certified copy of the power of attorney executed under the common seal of the body corporate, or other evidence satisfactory to the Board.

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13.8	Effect of incomplete proxy form

An instrument of proxy is not invalid or ineffective merely if any or all of the following applies:

(a)	it does not contain the address of the Shareholder giving it;

(b)	it does not contain the address of the person appointed by it;

(c)	it is not dated; and

(d)	it does not contain a direction to the appointee as to how to vote on any or all items of business.

13.9	Effect of the appointment

An instrument of proxy which is valid and effective except that it does not specify an appointee in respect of any of the Shares of the relevant Shareholder is to be treated as validly appointing the chairman of the meeting of Shareholders to which it relates in respect of all of the Shares of that Shareholder.

13.10	Proxy must vote as directed

Where a Shareholder in a valid instrument of proxy directs the appointee to vote in a specified way in respect of a particular item of business at the relevant meeting of Shareholders:

(a)	the appointee must cast or abstain from casting (as the case may be) a vote on that item of business; and

(b)	the appointee must, on a poll, cast the votes as to which a direction is given by the instrument of proxy in accordance with that direction,

but, if in respect of any vote in respect of that item of business, the Shareholder does not on the instrument of proxy indicate how the appointee is to cast that vote, the appointee may cast, or abstain from casting, that vote as the appointee determines.

13.11	Corporate bodies may act by representatives

A body corporate which is a Shareholder may appoint a representative to attend a meeting of Shareholders on its behalf in the same manner as that in which it could appoint a proxy.

13.12	Multiple appointments

Where the Company has received an instrument of proxy in respect of a Share from a Shareholder the appointment made by that instrument is and remains valid and effective, except that where the Company subsequently receives:

(a)	a power of attorney or office copy or notarially certified copy of a power of attorney entitling the attorney to attend and vote at the meeting, the appointment is revoked;

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(b)	intimation in writing either of the revocation of the appointment under the instrument of proxy or of the death of the Shareholder, the appointment is revoked; and

(c)	another instrument of proxy from the Shareholder in respect of that Share, the instrument of proxy bearing the later date (or if the instruments bear the same date, the instrument later received by the Company) is an intimation in writing of the revocation of the appointment under the other instrument.

13.13	Presence of Shareholder

If a Shareholder is present in person at a meeting of Shareholders and a person appointed by that Shareholder as proxy or attorney is also present at that meeting, that person may not exercise the rights conferred by the instrument of proxy or power of attorney while the Shareholder is present.

13.14	Ruling on entitlements and votes

An objection may be raised with the chairman of a meeting of Shareholders as to the qualification of a purported voter or the admission or rejection of a vote by any person present and entitled (or claiming to be entitled) to vote but that objection may be made only at the meeting of Shareholders or adjourned meeting at which the purported voter wishes to vote or the vote objected to is given or tendered and, in relation to that objection:

(a)	the decision of the chairman is final and conclusive; and

(b)	a vote not disallowed as a result is valid and effective for all purposes.

14.	SHAREHOLDER PROPOSALS

14.1	Notice to the Board

A Shareholder may give written notice to the Board of a matter the Shareholder proposes to raise for discussion or resolution at the next meeting of Shareholders at which the Shareholder is entitled to vote.

14.2	Notice to Shareholders at Company’s expense

Where the notice is received by the Board not less than one month before the last day on which notice of the relevant meeting of Shareholders is required to be given by the Board, the Board shall, at the expense of the Company, give notice of the Shareholder proposal and the text of any proposed resolution to all Shareholders entitled to receive notice of the meeting.

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14.3	Notice to Shareholders at proposing Shareholder’s expense

Where the notice is received by the Board not less than seven days and not more than one month before the last day on which notice of the relevant meeting of Shareholders is required to be given by the Board, the Board shall, at the expense of the Shareholder, give notice of the Shareholder proposal and the text of any proposed resolution to all Shareholders entitled to receive notice of the meeting.

14.4	Late notice

Where the notice is received by the Board less than seven days before the last day on which notice of the relevant meeting of Shareholders is required to be given by the Board, the Board may, if practicable, and at the expense of the Shareholder, give notice or the Shareholder proposal and the text of any proposed resolution to all Shareholders entitled to receive notice of the meeting.

14.5	Proposing Shareholder’s written statement

Where the Directors intend that Shareholders may vote on the proposal by proxy, they shall give the proposing Shareholder the right to include in or with the notice given by the Board a statement of not more than 1,000 words prepared by the proposing Shareholder in support of the proposal, together with the name and address of the proposing Shareholder.

14.6	Defamatory statements etc

The Board is not required to include in or with the notice given by the Board a statement prepared by a Shareholder which the Directors consider to be defamatory, frivolous, or vexatious.

14.7	Deposit of costs

Where the costs of giving notice of the Shareholder proposal and the text of any proposed resolution are required to be met by the proposing Shareholder, the proposing Shareholder shall, on giving notice to the Board, deposit with the Company or tender to the Company a sum sufficient to meet those costs.

15.	DIRECTORS

15.1	Number of Directors

Until the Shareholders otherwise determine by ordinary resolution the number of the Directors (excluding Alternate Directors) must be not less than two nor more than six.

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15.2	Continuing Directors

The Directors holding office at the date of adoption of this constitution continue in office subject to this constitution.

15.3	Appointment of Directors

Each Class of Shareholders has the right by notice in writing to the Company to appoint the Prescribed Number of Directors as determined by clause 15.4.

15.4	Prescribed Number of Directors

The Prescribed Number of Directors at any time is the number obtained by dividing the maximum number of Directors specified in or pursuant to clause 15.1 by the number of Classes on issue at that time, or, if that is not a whole number, the next lowest whole number.

15.5	Removal of Directors

Each Class of Shareholders has the right to remove any of the corresponding Class of Directors in the same way as such Directors can be appointed under clause 15.3.

15.6	Casual vacancy

If at any time a casual vacancy occurs on the Board, the Director whose office is vacated may be replaced by the Class of Shareholders who appointed the Director, and not in any other way.

15.7	Qualification of Directors

A Director need not be a Shareholder.

15.3	Vacation of office

The office of a Director automatically becomes vacant if the Director:

(a)	becomes a bankrupt;

(b)	is not permitted by the Act (or an order made under the Act) to be a Director;

(c)	becomes of unsound mind;

(d)	is removed as a Director under the Act of this constitution;

(e)	either personally or by an Alternate Director fails to attend Board meetings for a continuous period of six months without leave of absence from the Board; or

(f)	resigns by notice in writing in accordance with the Act.

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16.	DIRECTORS’ REMUNERATION

16.1	Fees of Non-executive Directors

The fees of the Directors (excluding any Executive Directors):

(a)	may not in any period of 12 months starting at the end of a financial year of the Company (a “year”) exceed in aggregate the amount last fixed before the end of that year for those fees by ordinary resolution;

(b)	are to be allocated to those Directors as determined by the Board (including those Directors), or, if there is no such determination in any year, equally between them; and

(c)	accrue from day to day.

16.2	Additional remuneration for extra services

If a Director having been requested to do so by the Board, either performs extra services or makes any special exertions for the Company (including, without limitation, going or living abroad), the Company may remunerate that Director by the payment of a fixed sum determined by the Board and that remuneration may be either in addition to or in substitution for any remuneration to which that Director may be entitled under clause 16.1.

16.3	Expenses of Directors

The Company must pay a Director (in addition to any other remuneration) all reasonable expenses including, without limitation, any travelling and accommodation expenses incurred by the Director:

(a)	in attending meetings of the Board or a committee of the Board;

(b)	on the business of the Company; or

(c)	in carrying out that Director’s duties as a Director.

17.	DIRECTORS’ MATERIAL INTERESTS AND DUTIES

17.1	Definition of Material Interest

“Material Interest” means for the purposes of this clause 17, in relation to a Director, but subject to clause 17.6, any interest (other than an interest in relation to which the Act provides that a director is not, or is not to be taken to be, interested including, without limitation, an interest to which section 117(2) applies) which would result in the Director being “interested” for the purposes of section 117(1) of the Act.

17.2	Disclosure of Material Interest

Where a Director has a Material Interest the Director shall comply with section 118 by causing an entry to be made in the interests register.

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17.3	Failure to disclose Material Interest

Where a Director with a Material Interest:

(a)	does not comply with section 118; and

(b)	exercises any of the powers referred to in section 122,

the Director is in breach of his duty to the Company.

17.4	Powers of Directors with Material Interest

A Director with a Material Interest may do any of the things and exercise all or any of the powers provided for in section 122.

17.5	Director may hold office of Company

Subject to clause 20.4, the Company may appoint a Director:

(a)	to hold any office in, or place of profit in respect of, the Company (except that of Auditor) on terms determined by the Board; or

(b)	alone or by a firm of which the Director is a member, to act in any professional capacity and the Director or that firm may be remunerated for so acting as if the Director were not a Director.

17.6	Application to Alternate Directors

The provisions of this clause 17 apply to the Material Interests of an Alternate Director, but an Alternate Director does not have a Material Interest solely by reason of the fact that the Director who has appointed the Alternate Director has a Material Interest and vice versa.

17.7	Directors may act in interests of Shareholder

The Shareholders acknowledge that the Company has been incorporated to carry out a joint venture between the Shareholders and each Director may, when exercising powers or performing duties as a Director in connection with the carrying out of the joint venture, act in a manner which the Director believes is in the best interests of a Shareholder or Shareholders even though it may not be in the best interests of the Company.

17.8	Directors duties - subsidiaries

Where:

(a)	the Company is a subsidiary, but not a wholly owned subsidiary, of another company; and

(b)	the Shareholders, other than the holding company, have given their prior agreement,

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each Director may, when exercising powers or duties as a Director, act in a manner which the Director believes is in the best interests of the Company’s holding company or another company within the same group of companies even though it may not be in the best interests of the Company.

18.	ALTERNATE DIRECTORS

18.1	Power to appoint Alternate Director

A Director (but not an Alternate Director) may from time to time in accordance with the procedures set out in clause 18.2 appoint any person eligible to be a Director to be the Alternate Director of the Appointor whether for a specified period or until the appointment is revoked.

18.2	Method of appointment

An Alternate Director is appointed as such where:

(a)	the Appointor gives notice in writing (including, without limitation, by facsimile transmission) to the Company in the form of schedule 3 or in any other form that the Board may from time to time prescribe or accept; and

(b)	the Board (excluding the Appointor from voting) approves the person specified to be the Alternate Director of the Appointor.

18.3	Termination of appointment

The Appointor, at any time and regardless of whether the appointment is for a specified period, may revoke the appointment of a person as the Appointor’s Alternate Director by notice in writing (including, without limitation, by facsimile transmission) to the Company to that effect and the appointment is automatically revoked if the Appointor ceases to be a Director.

18.4	Entitlements of Alternate Director

An Alternate Director by reason of being appointed as such:

(a)	is not entitled to receive notice of meetings of the Board unless the Appointor has by notice in writing (including, without limitation, by facsimile transmission) to the Company required it to do so;

(b)	if the Appointor is not present at a meeting of the Board, may attend and vote at that meeting in place of the Appointor;

(c)	if also a Director, may vote both as a Director and as an Alternate Director;

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(d)	and when acting as such, is an officer of the Company and not an agent of the Appointor and, in those circumstances, is subject to all the duties and has all the powers and rights of the Appointor as a Director; and

(e)	may not be remunerated except out of the remuneration which would otherwise be available to be paid to the Appointor and, in respect of that remuneration, the Alternate Director’s only rights (if any) are against the Appointor and not the Company.

19.	MANAGING DIRECTOR AND OTHER EXECUTIVE DIRECTORS

19.1	Appointment of Managing Director

The Board may from time to time appoint one or more of the Directors to be a Managing Director either for a fixed term (but not for life) or without fixing a term and on any terms and conditions that it determines.

19.2	Termination of appointment of Managing Director

The appointment of the Managing Director terminates if:

(a)	the Managing Director ceases for any reason to be a Director; or

(b)	the Board revokes the appointment (which this paragraph empowers it to do).

19.3	Remuneration of Executive Directors

The Board may fix the remuneration of each Executive Director and that remuneration may comprise any or all of:

(a)	salary;

(b)	commission on profits or Dividends; or

(c)	participation in profits.

19.4	Powers of Executive Directors

Subject to the Act, and in particular section 111, the Board may, by resolution passed with no Class of Directors voting against it, from time to time and upon any terms and conditions and subject to any restrictions that it considers appropriate:

(a)	Under on an Executive Director any or all of the powers of the Board (which powers may be conferred so as to be concurrent with, but not to the exclusion of, the powers of the Board); and

(b)	withdraw or alter any of those powers.

31.

20.	POWERS OF THE BOARD

20.1	Powers generally

Except as otherwise required by the Act, in particular section 110, or any other applicable law or another provision of this constitution:

(a)	the business and affairs of the Company shall be managed by, or under the direction or supervision of, the Board; and

(b)	the Board has all the necessary powers for managing, and for directing and supervising the management of, the business and affairs of the Company,

to the exclusion of any meeting of Shareholders and the Shareholders.

20.2	Appointment of attorney

Subject to the Act, and in particular section 111, the Board may by unanimous resolution by power of attorney appoint any person to be an attorney of the Company for the purposes, with the powers (being powers of the Board), for the period and subject to the conditions determined by it.

20.3	Contents of power of attorney

A power of attorney under clause 20.2 may, without limitation:

(a)	contain any provisions for the protection and convenience of persons dealing with the attorney as the Board determines; and

(b)	authorise the attorney to delegate any or all of the powers vested in the attorney.

20.4	Reservation of powers to the Company

The Board may only change the principal business of the Company with the consent of Shareholders.

21.	PROCEEDINGS OF THE BOARD

21.1	Mode of meeting

The Board may meet in person or by telephone or other instantaneous means of conferring for the dispatch of business (or by any combination of those means) which allows each person present to hear and be heard by each other person present, and adjourn and otherwise regulate its meetings as it determines.

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21.2	Quorum

The quorum of Directors present at a meeting of the Board necessary for the transaction of business at the meeting is one of each Class of Director and for the purposes of this clause and clauses 21.4 and 21.10, a Director is treated as present at the meeting by telephone or other instantaneous means of conferring if the Director is able to hear the entire meeting and be heard by all others attending the meeting.

21.3	Notice of meeting

Notice of each meeting of the Board:

(a)	must be given to each Director (and each Alternate Director in respect of whom the Appointor has given notice to the Company requiring notice to be given to that Alternate Director); and

(b)	may be given by telephone or facsimile message,

but the non-receipt of any notice of a Board meeting by a Director does not affect the validity of the convening of the meeting.

21.4	Place of meeting

Where the Board holds a meeting solely or partly by telephone or other instantaneous means of conferring, the meeting is to be treated as held at the place at which at least one of the Directors present at the meeting is physically located as is agreed by those Directors present at the meeting.

21.5	Convening of Board meeting

The Board may determine the period of notice (unless waived by a majority of the Directors to whom notice of a particular meeting is sent) for each meeting of the Board which, until otherwise determined, is 5 days.

21.6	Convening of Board meeting

A Director may at anytime, and the Secretary must on request from a Director, convene a meeting of the Board.

21.7	Appointment of Chairman

Unless otherwise determined by special resolution, the Shareholder Directors may appoint one Director as Chairman and one Director as Deputy Chairman each year on a rotating basis

33.

21.8	Chairman of Board meetings

Where the Board holds a meeting and:

(a)	a Chairman has not been appointed under clause 21.7 or the Chairman is not present within 15 minutes of the time appointed for the holding of the meeting or is unwilling or unable to act; and

(b)	a Deputy Chairman has not been appointed under clause 21.7 or the Deputy Chairman is not present within 15 minutes of the time appointed for the holding of the meeting or is unwilling or unable to act, the Directors present at the meeting may choose one of their number to be chairman of that meeting.

21.9	Majority decisions

Except as otherwise provide by this constitution, and in particular clause 21.10, every question arising and resolution dealt with at a meeting of the Board is to be decided by a majority of votes of the Directors present and voting on the question or resolution, but so that, regardless of the number of Directors present, each Class of Directors has collectively only one vote.

21.10	Votes for Directors

Subject to this constitution (and in particular but without limitation, clause 21.9):

(a)	each Director (including a person who is only a Director by reason of being an Alternate Director) present at a meeting of the Board has a right to participate in the voting on every question or resolution put to a vote at that meeting; and

(b)	under no circumstances at a meeting of the Board, does the chairman have a casting vote.

21.11	Exercise of powers by Board

A power of the Board is exercisable only:

(a)	by resolution at a meeting of the Board at which a quorum is present; or

(b)	by a resolution of the Directors under clause 21.14.

21.12	Delegation to committee

The Board may, by resolution passed with no Class of Directors voting against it, delegate any of its powers (which powers may be delegated so as to be concurrent with, but not to the exclusion of, the powers of the Board) to a committee consisting of an equal number of Directors from each Class of Directors.

34.

21.13	Committee powers and meetings

Where the Board has appointed a committee under clause 21.12:

(a)	that committee must exercise the powers delegated to it under clause 21.12 in accordance with any directions of the Board;

(b)	a power so delegated when exercised by the committee in accordance with clause 21.13(a) and ratified by the Board is treated as exercised by the Board;

(c)	the members of the committee may elect a chairman from among those members who are Class A Directors;

(d)	where a committee holds a meeting and:

(i)	has not elected a chairman under paragraph (c) of this clause; or

(ii)	the chairman so elected is not present at the meeting within 15 minutes of the time appointed for the holding of the meeting or is unwilling or unable to act,

the members of the committee present at the meeting may choose one of their number to be chairman of the meeting;

(e)	the committee may meet in person or by telephone or other instantaneous means of conferring for the dispatch of business (or by any combination of those means) and adjourn and otherwise regulate its meetings as it may determine;

(f)	every question arising and resolution to be dealt with at a meeting of a committee is to be decided by a majority of votes of the members present and voting on the question or resolution, but so that, regardless of the number of members present, the members representing each Class of Directors have collectively only one vote;

(g)	subject to this constitution (and in particular but without limitation, clause 21.13(f)) each member present at a meeting of a committee has a right to participate in the voting on every question or resolution put to a vote at that meeting;

(h)	the chairman has a casting vote: and

(i)	the committee meetings are otherwise governed by the provisions of this constitution which regulate the meetings and procedures of the Board to the greatest extent practicable.

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21.14	Written resolution of Directors

If all the Directors entitled to receive notice of a meeting of the Board and to vote on a resolution sign a document to the effect that they support the resolution (the terms of which are set out in the document), a resolution in those terms is for all purposes treated as having been passed at a duly convened meeting of the Board held on the date and at the time when the last Director signed the document.

21.15	Several documents suffice

For the purpose of clause 21.14:

(a)	two or more separate documents in identical terms each of which is signed by one or more Directors are treated as one document;

(b)	the signature by an Alternate Director of a document is not required if the Appointor of that Alternate Director has signed the document;

(c)	the signature by the Appointor of an Alternate Director of a document is not required if that Alternate Director has signed the document; and

(d)	a telex, telegram or facsimile message containing the text of the document expressed to have been signed by a Director and sent to the Company is a document signed by that Director at the time of its receipt by the Company.

21.16	Validity of acts of Directors

Each resolution passed or act or thing performed or done by, or with the participation of, a person acting as a Director or member of a committee in respect of whom it is later discovered there was some defect in appointment to, or continuation in, office of that person or that the person was disqualified or not entitled to perform, vote on or do, the resolution, act or thing, is as valid and effective as if that Director or member of committee had been validly appointed, had validly continued in office, had not been disqualified and was entitled so to perform, vote or do.

21.17	Other procedures

Except as provided in this clause 21, the Board may determine its own procedures.

21.18	Fourth Schedule not to apply

Except to the extent that any such provision may be expressly adopted in this constitution, the provisions of the Fourth Schedule to the Act shall not apply to proceedings of the Board.

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22.	SECRETARY

22.1	Appointment of Secretary

The Board may:

(a)	appoint any person nominated by Steamships Pty Limited to be the Secretary of the Company;

(b)	determine the term of appointment, powers, duties and remuneration of that person as a Secretary;

(c)	vary any determination so made; and

(d)	terminate or suspend any appointment of a person as a Secretary.

23.	COMPANY ADMINISTRATION

23.1	Minutes to be made

The Board must cause minutes to be made:

(a)	the names of the Directors present at each Board meeting;

(b)	the names of the committee members present at each meeting of a committee appointed under clause 21.12;

(c)	the proceedings and resolutions of each meeting of Shareholders;

(d)	the proceedings and resolutions of each Board meeting; and

(e)	the proceedings and resolutions of each meeting of a committee appointed under clause 21.12.

23.2	Minutes to be entered

The Board must cause all minutes made under clause 23.1 to be entered in the relevant minute book of the Company.

23.3	Signature of minutes

The minutes of a meeting made under clause 23.1, if appearing on their face to be signed by the Chairman of the meeting or the Chairman of the next succeeding meeting of the relevant body, are sufficient but (except where this constitution otherwise provides) not conclusive evidence without proof of any further facts of the matter stated in them.

23.4	Custody of Common Seal

The Board must provide for the safe custody of the Common Seal.

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23.5	Use of Common Seal

The Common Seal may only be used with the authority of either:

(a)	the Board; or

(b)	a committee appointed under clause 21.12 empowered to authorise the use of the Common Seal.

23.6	Mode of execution by Common Seal

An instrument is validly executed under the Common Seal where the Common Seal is affixed to it in the presence of:

(a)	at least one Director from each Class of Directors; or

(b)	two persons appointed by the Board for the purpose,

who each sign the instrument to attest the affixing of the Common Seal.

23.7	Official Seal

The Company may have, for use in any place outside Papua New Guinea a duplicate common seal (known as the Official Seal for that place) which shall be a facsimile of the Common Seal but with the addition on its face of the name of the place where it is to be used.

23.8	Authority to affix an Official Seal

The Company may by instrument under the Common Seal authorise any person either generally or in specified circumstances to affix the Official Seal for a particular place in that place to any instrument to which the Company is a party and determine any manner required for the affixing by that person of that Official Seal in that place.

23.9	Effect of Official Seal

Where an Official Seal is affixed to an instrument in the place to which it relates by a person authorised and in the circumstances authorised for that person under clause 23.11 in the manner described in clause 23.11 (if any), that instrument is to be treated for all purposes as having been validly executed under the Common Seal.

23.10	Execution of bills and cheques

All cheques, bills of exchange and other negotiable instruments, all orders for payment and all receipts for money paid to the Company, may only be signed for and on behalf of the Company in the manner (which may include the use of facsimile signatures) determined, and by the persons appointed for the purpose, by the Board from time to time.

38.

24.	DIVIDENDS AND OTHER DISTRIBUTIONS

24.1	Declaration of Dividends

Subject to the Act, in particular section 50 and clause 2.5, the Board may authorise the distribution of a Dividend to be distributed to the Shareholders according to their respective rights and interests, determine the property to constitute the Dividend and fix the time for distribution.

24.2	No interest on Dividends

No Dividend (whether in money or otherwise) bears interest as against the Company.

24.3	Obligation to distribute

Where the Board declares a Dividend under clause 24.1 the obligation of the Company to make the distribution only arises where the Board fixes the time for distribution and that time has arrived and, if the Dividend is a distribution of money, no debt arises in respect of the Dividend until that time.

24.4	Payment of Dividend in specie

Without limiting clause 24.1 but subject to section 52, where the Board authorises the distribution of a Dividend by a distribution of money it may also decide that all or any part of that Dividend be paid and satisfied by the distribution of specific assets (including, without limitation, paid up shares or other securities of the Company or of any other body corporate).

24.5	Deductions from Dividends

The Board may deduct from any Dividend which is a distribution of money payable to a Shareholder any money presently payable by the Shareholder to the Company in respect of which a lien then exists under clause 7.

24.6	Retention of Dividends

The Board may retain any Dividend in respect of which the Company has a lien and:

(a)	if the Dividend is a distribution of property other than money, realise that property so that it is represented by money; and

(b)	apply the Dividend in or towards the satisfaction of the debts or liabilities in respect of which the lien exists.

24.7	Settlement of difficulties

Subject to clause 2.5, the Board may settle any difficulty that may arise in respect of any distribution under clauses 24.1 to 24.6 (inclusive) as it considers desirable to adjust the rights of all parties and, in particular, may (without limitation):

(a)	round or disregard any fractional entitlement;

39.

(b)	set the value of each asset to be distributed;

(c)	determine that money to be paid to any Shareholder instead of a particular distribution;

(d)	vest any property in trustees for any Shareholder; and

(e)	appoint a person to execute as agent or attorney on behalf of each Shareholder entitled to a Dividend to be distributed otherwise than as money any instrument of transfer or other document necessary to vest in the Shareholder full legal and equitable title to the property the subject of the Dividend.

24.8	Joint holders’ entitlement to Dividend

Where more than one person holds a Share, any one of those joint holders may give an effective receipt for any Dividend, in relation to that Share.

24.9	Unclaimed Dividend

All Dividends declared but unclaimed may:

(a)	in the case of Dividends not to be distributed as money, be realised into money; and

(b)	in any case, be invested for the benefit of the Company until claimed or until required to be dealt with under any applicable law dealing with unclaimed money.

25.	NOTICES

25.1	Service

Any document required to be served by or on the Company may be served in accordance with the provisions of the Act.

25.2	Notices to joint holders

Where more than one person holds a Share, a notice required or permitted to be given to the holder of that Share is effectively given when given to the person whose name first appears in the Register in respect of that Share.

25.3	Notices when Shareholder dies

Any notice or document given in accordance with the Act, notwithstanding that the Share in respect of which it is given is then subject to clause 10.1, is to be treated as validly given to each person entitled to be registered in respect of the Share and all persons who claim through such person.

40.

25.4	Binding on others

Any person entitled to a Share (whether by transfer, operation of law or otherwise) is to be treated as having duly received every notice in respect of that Share which was duly given to the person from whom that person derives that entitlement before the person entitled is entered in the Register as the holder of the Share.

25.5	Signature of notice

The signature to any notice given by the Company may be written or affixed in any way.

25.6	Certificate of Director or Secretary

If a Director or Secretary signs a certificate that a notice was given in the manner set out in the certificate, that certificate is prima facie evidence of the accuracy of the matters set out in it.

26.	INSPECTION AND SECRECY

26.1	No right to inspect

No Shareholder is entitled to require discovery of, inspection of, or any information concerning the affairs of the Company, except as provided by the Act or as permitted by the Board.

26.2	Board may permit inspection

Subject to the Act, the Board may determine whether any of the books, accounts and other information of the Company is to be available for inspection by Shareholders and, if so, the extent, time, place and conditions of inspection so permitted.

26.3	Obligation of secrecy

Every officer of the Company must:

(a)	keep strictly secret all transactions and affairs of, the accounts of and all information concerning the Company; and

(b)	if so required by the Board, sign a declaration accepting the obligation of secrecy and undertaking not to disclose any information within the officer’s knowledge the subject of that obligation to any person, except in the proper course and performance of the officer’s duties, as required by law or as required by the Board.

41.

27.	LIQUIDATION

27.1	Power of Board

The Board may by unanimous resolution authorise the making of an application by the Company for the appointment by the Court of a liquidator to the Company.

27.2	Distribution if insufficient assets

Subject to the terms of issue of a Share, if the Company is in liquidation and the assets available for distribution among the Shareholders (in that capacity) are insufficient to repay all the paid up capital, those assets will be distributed so that, to the greatest possible extent, the amount distributed to a Shareholder in respect of each Share is proportional to the amount paid up (or which at the commencement of the liquidation ought to have been paid up) on that Share compared with the total paid up capital of the Company.

27.3	Distribution of surplus assets

Subject to the terms of issue of a Share, if the Company is in liquidation and after distribution of assets to repay paid up capital there remain assets available for distribution to the Shareholders (in that capacity), those assets will be distributed so that, to the greatest possible extent, the amount distributed to a Shareholder in respect of each Share is proportional to the amount paid up (or which at the commencement of the liquidation ought to have been paid up) on that Share compared with the total paid up capital of the Company.

28.	MISCELLANEOUS

28.1	Indemnity

The Company is authorised to indemnify and shall indemnify to the fullest extent permitted by the Act each Director and employee of the Company or a related company:

(a)	for any costs incurred by that person in any proceeding of the kind described in section 140(3); and

(b)	for any:

(i)	liability to any person other than the Company or a related company for any act or omission in that person’s capacity as a Director or employee; and

(ii)	costs incurred by that person in defending or settling any claim or proceeding relating to any such liability;

not being criminal liability or liability in respect of a breach, in the case of a Director, of the duty specified in section 112 or, in the case of an employee, of any fiduciary duty owed to the Company or a related company.

42.

28.2	Insurance

The Company is authorised with the prior approval of the Board, to effect insurance for each Director and employee of the Company or a related company in respect of:

(a)	liability, not being criminal liability, for any act or omission in his capacity as a Director or employee;

(b)	costs incurred by that Director or employee in defending or settling any claim or proceeding relating to any such liability; and

(c)	costs incurred by that Director or employee in defending any criminal proceedings in which he is acquitted.

28.3	Interpretation

Words having extended meanings by section 140(9) shall have those extended meanings in clauses 28.1 and 28.2.

28.4	General authorisation

Where the Act authorises or permits a company to do any thing if so authorised by its constitution, the Company is authorised by this clause to do that thing.

28.5	Acts of Class of Shareholders

Any act or thing which may pursuant to this constitution be done by a Class of Shareholders may be done:

(a)	where a Shareholder holds in excess of one half of the issued Shares of the relevant Class, by that Shareholder; or

(b)	in any other case, by Shareholders of that Class who hold, in aggregate, more than one half of the issued Shares of that Class.

43.

SCHEDULE 1

(clause 2.2)

PREFERENCE SHARES

1.	In this schedule, unless the context otherwise requires:

“Dividend Date” means, in relation to a Preference Share, a date specified in the Issue Resolution on which a Dividend in respect of that Preference Share is payable;

“Dividend Rate” means, in relation to a Preference Share, the terms specified in the Issue Resolution for the calculation of the amount of Dividend to be paid in respect of that Preference Share on any Dividend Date, which calculation may be wholly or partly established by reference to an algebraic formula;

“Issue Resolution” means the resolution specified in clause 4 of this schedule;

“Preference Share” means a Share issued under this Schedule 1;

“Redeemable Preference Share” means a Preference Share which the Issue Resolution specifies as being, or being at the option of the Company to be, liable to be redeemed;

“Redemption Amount” means, in relation to a Redeemable Preference Share, the amount specified to be paid on redemption of the Redeemable Preference Share;

“Redemption Date” means, in relation to a Redeemable Preference Share, the date specified in the Issue Resolution for the redemption of that Preference Share; and

2.	Each Preference Share confers upon its holder:

(a)	the right on liquidation of the Company to payment in cash of the capital (including any premium) then paid up on it, and any arrears of Dividend in respect of that Preference Share, in priority to any other Class of Shares;

(b)	the right in priority to any payment of Dividend to any other Class of Shares to a cumulative preferential Dividend payable on each Dividend Date in relation to that Preference Share calculated in accordance with the Dividend Rate in relation to that Preference Share; and

(c)	no right to participate beyond the extent elsewhere specified in clause 2 of this schedule in surplus assets or profits of the Company, whether on a liquidation of the Company or otherwise.

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3.	Each Preference Share also confers upon its holder the same rights as the holders of ordinary Shares to receive notices, reports and audited accounts of the Company and to attend meetings of Shareholders but does not confer upon its holder the right to vote at any meeting of Shareholders of the Company unless either:

(a)	at the date of the notice convening the meeting any Dividend payable in respect of the Preference Share is in arrears or the Company is in liquidation; or

(b)	the business of the meeting includes a proposal to appoint a liquidator of the Company, a proposal that affects rights attached to the Preference Share, a proposal for the disposal of the whole of the Company’s property, business and undertaking or a proposal that the terms of a buy back agreement be approved, but in the latter case the holder of that Preference Share is not entitled to vote generally at that meeting, but only on the resolutions in respect of which that Preference Share confers a vote on its holder.

4.	The Board may only allot a Preference Share where by resolution it specifies the Dividend Date, the Dividend Rate, and whether the Preference Share is or is not, or at the option of the Company is to be, liable to be redeemed, and, if the Preference Share is a Redeemable Preference Share, the Redemption Amount and Redemption Date for that Redeemable Preference Share and any other terms and conditions to apply to that Preference Share.

5.	The Issue Resolution in establishing the Dividend Rate for a Preference Share may specify that the Dividend is to be one of:

(a)	fixed;

(b)	variable depending upon any variation of the respective values of any factors in an algebraic formula specified in the Issue Resolution; or

(c)	variable depending upon such other factors as the Board may specify in the Issue Resolution.

6.	Subject to the Act, the Company must redeem a Redeemable Preference Share on issue:

(a)	on the specified date where the Company, at least 15 Business Days before that date, has given a notice to the holder of that Redeemable Preference Share stating that the Redeemable Preference Share will be so redeemed on the specified date, and

(b)	in any event, on the Redemption Date,

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but no Redeemable Preference Share may be redeemed and no notice of redemption may be given before the second anniversary of the date upon which that Redeemable Preference Share is issued.

7.	The certificate issued by the Company in relation to any Preference Share must specify in relation to that Preference Share:

(a)	the date of issue of the Preference Share;

(b)	the Dividend Rate and Dividend Dates;

(c)	whether the Preference Share is a Redeemable Preference Share and if it is:

(i)	the Redemption Amount and Redemption Date; and

(ii)	the conditions of redemption (if any);

(d)	the conditions of participation (if any) in respect of the Preference Share set out in clause 3 of this schedule; and

(e)	any other matter the Board determines.

8.	On redemption of a Redeemable Preference Share, the Company, after the holder has surrendered to the Company the certificate in respect of that Redeemable Preference Share, must pay to the holder the Redemption Amount in cash, by cheque or in any other form that the holder agrees to in writing.

46.

SCHEDULE 2

(Clause 13.6)

Datec (PNG) Limited

Proxy Form

(Name of shareholder or shareholders)

of

(Address of shareholder or shareholders)

(The “Shareholder”), a shareholder of Datec (PNG) Limited, appoints

(Name of proxy)

of

(Address of proxy)

or, failing that person, the Chairman of the meeting as the Shareholder’s proxy to vote for the Shareholder and on the Shareholder’s behalf at the [special] meeting of Shareholders of the Company to be held on[                    ] at [            ] am/pm and at any adjournment of that meeting [of until [                    ] being not more than one year from the date of appointment].

The proxy is directed to vote in the following manner:

Resolution #:

(A mark should be placed in the appropriate box if the Shareholder wishes to direct the proxy to vote in a specified way in relation to the above resolution[s]. If no direction is given, the proxy may vote or not as the proxy sees fit.)

This form must be signed by the Shareholder (in the case of a body corporate under is common seal) or by an attorney of the Shareholder.

SCHEDULE 3

(clause 18.2)

FORM OF APPOINTMENT OF ALTERNATE DIRECTOR

I, the undersigned, a Director of Datec (PNG) Limited, exercise the power given to me by the constitution of that company and appoint, subject to the approval of the Board, [insert name] of [insert address] to act as Alternate Director for me.

This appointment takes effect *immediately/*on [insert date] and extends until *[insert date]/*revoked by me.

Notice of meeting of the Board *is/*is not be given to the person appointed by this notice.

Dated:

(Signature)

(Name printed)

*	Delete and complete as required

Dated:

Signed

SIGNED for and on behalf of the	)
Shareholder specified above by its	)
duly appointed attorney in the presence of:	)
Attorney

Name (printed):

Date of Power of Attorney:
Witness Name (printed):

THE COMMON SEAL of the	)
Shareholder (being a body corporate))
specified above was affixed in the	)
presence of, and the sealing is attested by:	)

Director
Secretary Name (printed):		Name (printed):

49.

SCHEDULE 4

(clause 9.3)

RESTRICTIONS ON DEALINGS IN RESPECT OF SHARES - PRE EMPTIVE RIGHTS

1.	Definitions

In this schedule, unless the context otherwise requires:

“Change in Control”, in relation to a Corporation, means any circumstance under, or as a result of, which:

(a)	a person who does not have a Controlling Interest in the Corporation will have a Controlling Interest in the Corporation;

(b)	a person who has a Controlling Interest in the Corporation will cease to have a Controlling Interest in the Corporation; or

(c)	a person who has a Controlling Interest in the Corporation will continue to have a Controlling Interest in that Corporation but the Controlling Interest after that circumstance will differ in either or both nature and extent from the Controlling Interest before that circumstance, and includes any agreement, arrangement or understanding which would give rise to that circumstance;

“Controlling Interest”, in relation to a Corporation, means each of:

(a)	an Interest in 20 per cent or more of the issued shares in the Corporation; and

(b)	any right or interest which entitles a person to control 20 per cent or more of the voting power in the Corporation,

and where the Corporation is a subsidiary of another Corporation also means each of:

(c)	an Interest in 20 per cent or more of the issued shares in a holding company of that Corporation; and

(d)	any right or interest which entitles a person to control 20 per cent or more of the voting power in a holding company of that Corporation;

“Corporation” means any body corporate wherever incorporated, and includes a company and an overseas company;

50.

“Deal” means dispose in any way (other than by will) and includes (without limitation) assign, assure, declare a trust, mortgage, transfer and sell and also includes agree to do any of those things;

“Fair Value” means:

(a)	where a Proposed Dealing Notice specifies a proposed sale price for the sale of the Shares to which it relates, which is a cash price per Share, the price so specified; and

(b)	otherwise, the Independently Determined Fair Value;

“Independently Determined Fair Value” means the value, expressed as a cash price per Share, of the Sale Shares determined by the Auditor or, if there is no Auditor, by an independent qualified person selected by the Board, as the fair sale price of the Sale Shares as a parcel as between a willing, but not anxious, vendor and a willing, but not anxious, purchaser negotiating with each other at arm’s length;

“Interest”, in relation to a Share, means:

(a)	the Share;

(b)	any legal or equitable right or interest in or in respect of the Share, other than a right to vote in respect of the share conferred by a proxy or appointment of representative that is not given for valuable consideration; and

(c)	an option or other right to acquire the Share or such a right or interest;

“mortgage” includes charge and hypothecation of any kind;

“Other Shareholders” means the Shareholders other than the Transferring Shareholder;

“Person Entitled”, in relation to a Share, means each of:

(a)	the Shareholder who holds the Share;

(b)	a beneficial owner of, an Interest in the Share (other than a person who is only a beneficial owner of that Interest as a result of the operation of this constitution); and

(c)	a person entitled to an Interest in the Share by contract (other than this constitution) or by operation of law;

“Proposed Dealing” means each of:

(a)	a proposed Dealing with an Interest in a Share the subject of a Proposed Dealing Notice; and

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(b)	a Purported Dealing;

“Proposed Dealing Notice” means a notice given under, and complying with, clause 5 of this schedule;

“purchase” in relation to a Share means the acquisition of the beneficial ownership of the Share for valuable consideration;

“Purchasing Shareholder” means each of the Other Shareholders which gives notice to the Company under clause 17 of this schedule that it wishes to exercise the right to purchase Sale Shares;

“Purported Dealing” means a purported Dealing with an Interest in a Share otherwise than in strict compliance with the provisions of this schedule;

“sale” in relation to a Share means the disposition of the beneficial ownership of the Share for valuable consideration;

“Sale Shares” means:

(a)	where a Proposed Dealing Notice is given, the Shares the subject of the Proposed Dealing;

(b)	where there is a Purported Dealing and a Proposed Dealing Notice is not given, the Shares to which the Purported Dealing relates; and

(c)	where there is a Change in Control in relation to a Corporation which is a Person Entitled to a Share, the Shares in which that Corporation has an Interest.

“Sale Terms and Conditions” means:

(a)	where a Proposed Dealing Notice specifies terms and conditions for the proposed sale of Sale Shares, those terms and conditions; and

(b)	otherwise, the terms and conditions for the sale of Sale Shares that the Board considers fair in the circumstances;

“share” includes “Share”;

“Transferring Shareholder” means:

(a)	in the case of a Proposed Dealing, the Shareholder who holds a Share to which the Proposed Dealing relates; and

(b)	in the case of a Change in Control in relation to a Corporation which is a Person Entitled to a Share, the holder of that Share; and

“Transfer Notice” means a notice complying with clause 13 of this schedule.

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2.	Restriction on Dealing

A Shareholder may not Deal with an Interest in a Share and an attempt (whether by a Shareholder or by any other person) to Deal with an Interest in a Share is not effective:

(a)	as between the Transferring Shareholder and the Other Shareholders, or as between the Shareholders or any of them;

(b)	as between the Transferring Shareholder and the Company; or

(c)	as between the parties to it,

unless it is made in strict compliance with the provisions of this schedule.

3.	Pre-Emptive Rights

Subject to clauses 4 and 23 of this schedule, the Other Shareholders have the prior right provided in this schedule to purchase:

(a)	the Shares to which a Proposed Dealing relates; or

(b)	the Shares to which a person which is a Corporation subject to a Change in Control is Entitled.

4.	Exempt Transactions

This schedule does not apply to a Dealing in an Interest in a Share, or to a Change in Control in relation to a Corporation which is a Person Entitled to a Share to which all the Shareholders have consented in writing.

5.	Proposed Dealing Notice

A Person Entitled to a Share who proposes to Deal with an Interest in the Share may only do so if it gives notice to the Company (which may not be withdrawn except with the consent of the Board) setting out particulars of the Proposed Dealing including, without limitation:

(a)	the Shares proposed to be the subject of the Proposed Dealing;

(b)	the Interest proposed to be the subject of the Proposed Dealing;

(c)	the proposed nature and the proposed terms and conditions of, parties to, and date of, the Proposed Dealing;

(d)	if the Person Entitled wishes to specify the Fair Value of those Shares, that Fair Value; and

(e)	any other particulars that the Board reasonably requires.

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6.	Receipt of Proposed Dealing Notice

Where the Company receives a Proposed Dealing Notice, the Board must promptly give a copy of it to each of the Other Shareholders.

7.	Withdrawal of Proposed Dealing Notice

If a Proposed Dealing Notice is withdrawn with the consent of the Board:

(a)	clauses 8 and 9 of this schedule (as applicable) do not, or cease to, operate as a result of that Proposed Dealing Notice; and

(b)	the Board must promptly give written notice to each of the Other Shareholders of that withdrawal.

8.	Proposed Dealings - Sales

If a Proposed Dealing is a sale of a Share, other than the sale of a Share from a Corporation to a related body corporate of it, and the Board has not determined that clause 9 of this schedule is to apply to that sale the Board must:

(a)	not more than 15 Business Days after the Company receives the Proposed Dealing Notice or the Board becomes aware of the Purported Dealing; or

(b)	if the Fair Value that must be stated in the Transfer Notice relating to the Proposed Dealing is the Independently Determined Fair Value, not more than 15 Business Days after the Board is informed of that value, give a Transfer Notice in respect of the Sale Shares to the Other Shareholders and the Proposed Dealing may only be effected, subject to the right of the Other Shareholders to purchase the Sale Shares, in accordance with clause 23 of this schedule.

9.	Other Proposed Dealings

If a Proposed Dealing is not a sale of a Share, or is a sale of a Share from a Corporation to a related body corporate of it, or is a sale of a Share in respect of which the Board has determined that this clause is to apply, the Proposed Dealing:

(a)	may only be effected with the consent of the Board (which consent may be subject to any terms and conditions that the Board considers appropriate); or

(b)	if it does not have the consent of the Board (or is not effected in accordance with the terms and conditions of the Board’s consent), the Board may give a Transfer Notice in respect of the Sale Shares to the Other Shareholders:

(i)	not more than 15 Business Days after the Company receives the Proposed Dealing Notice or the Board becomes aware of the Purported Dealing or of the failure of the Proposed Dealing to be effected in accordance with those terms and conditions (as the case may be); or

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(ii)	if the Fair Value that must be stated in the Transfer Notice relating to the Proposed Dealing is the Independently Determined Fair Value, not more than 15 Business Days after the Board is informed of that value, and the Proposed Dealing may only be effected, subject to the right of the Other Shareholders to purchase the Sale Shares, in accordance with clause 23 of this schedule.

10.	Notice of Change in Control

A Corporation which is a Person Entitled to a Share must promptly give to the Company notice of any Change in Control in relation to that Corporation setting out full particulars of the Change in Control.

11.	Consequence of Change in Control

When the Board becomes aware of a Change in Control in relation to a Corporation which is a Person Entitled to a Share (whether as a result of a notice under clause 10 of this schedule or otherwise), the Board may give a Transfer Notice (in which the Fair Value must be the Independently Determined Fair Value) in respect of the Sale Shares to the Other Shareholders not more than 15 Business Days after the Board is informed of the Independently Determined Fair Value.

12.	Board’s Exercise of Discretion

In determining whether or not to consent to a Proposed Dealing, to exercise its discretion to give a Transfer Notice to the Other Shareholders or to make a determination as to whether clause 9 of this schedule is to apply to a Proposed Dealing which is a sale of a Share, the Board must act reasonably in the interests of the Company having regard to:

(a)	the substance and effect (including, without limitation, its effect on the Company) of the Proposed Dealing or the Change in Control in relation to a Corporation which is a Person Entitled to a Share;

(b)	the purpose of this schedule of conferring upon Shareholders an effective right of first refusal in respect of the purchase of Shares to which a Proposed Dealing relates or to which a person, which is a Corporation subject to a Change in Control is Entitled; and

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(c)	the desirability of the proposed disponee of the Interest in a Share having that Interest, or the Corporation which is a Person Entitled to a Share, continuing to be a Person Entitled to a Share following the Change in Control.

13.	Transfer Notices

A Transfer Notice:

(a)	must state the holder and number of the Shares the subject of the Transfer Notice, the Fair Value and the Sale Terms and Conditions;

(b)	if the Company has received a Proposed Dealing Notice, must attach a copy of that Proposed Dealing Notice;

(c)	if the Company has not received a Proposed Dealing Notice must contain a summary of the circumstances giving rise to the Transfer Notice;

(d)	must contain a summary of the provisions of clauses 15 to 23 of this schedule that the Board considers appropriate; and

(e)	may contain any other matters that the Board considers appropriate.

14.	Independently Determined Fair Value

If the Fair Value that must be stated in the Transfer Notice relating to a Proposed Dealing or a Change in Control of a Corporation is the Independently Determined Fair Value, the Board must cause the Independently Determined Fair Value to be determined as soon as possible after it determines that a Transfer Notice is to be given. The person determining the Independently Determined Fair Value (the “Expert”) does so as an expert and not as an arbitrator and the determination of the Expert is final and binding on all persons. The reasonable costs and expenses of the Expert are to be paid by the Shareholder holding the Sale Shares but the Expert is to be retained by the Board on the basis that the person acts for, and is responsible to, the Company and each Shareholder.

15.	Right of First Refusal

On receiving a Transfer Notice the Other Shareholders may purchase the Sale Shares at the Fair Value, on the Sale Terms and Conditions, and otherwise in accordance with this schedule.

16.	Effect of Right of First Refusal

The rights to purchase the Sale Shares conferred by clauses 15,17,18 and 19 of this schedule are each subject to all of the Sale Shares being agreed to be purchased by the Other Shareholders under those clauses and, if not all of the Sale Shares are agreed to be purchased by Other Shareholders under those clauses, clause 23 of this schedule applies.

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17.	Initial Right to Proportion

Each of the Other Shareholders has the right to agree to purchase up to number of the Sale Shares as is represented by the following formula:

N =	S * H
T - S

where:

N is the number of the Sale Shares which the Other Shareholder has the right to purchase under this clause (the “Entitlement”);

S is the number of the Sale Shares;

H is the number of the Shares of the same Class as the Sale Shares held by the Other Shareholder on the date of the Transfer Notice; and

T is the number of the issued Shares of the same Class as the Sale Shares on the date of the Transfer Notice.

Fractions must be dealt with as determined by the Board.

18.	Acceptance

Each of the Other Shareholders which wishes to purchase Sale Shares must give a notice (“Acceptance Notice”) to the Company not more than 15 Business Days after the Transfer Notice is given, or any longer period that the Board specifies in the Transfer Notice:

(a)	setting out the number of Sale Shares up to that Shareholder’s Entitlement it agrees to purchase; and

(b)	accompanied (unless the Board otherwise provides in the Transfer Notice or allows in a particular case) by the purchase consideration for those Sale Shares.

Any Purchasing Shareholder which wishes to purchase Sale Shares in excess of its Entitlement (“Excess Sale Shares”) must also state in its Acceptance Notice the maximum number of Excess Sale Shares it agrees to purchase (which must not exceed the difference between the number of the Sale Shares and that Shareholder’s Entitlement) and that Acceptance Notice must be accompanied (unless the Board otherwise provides in the Transfer Notice or allows in a particular case) by the purchase consideration for those Excess Sale Shares. Subject to clause 16 of this schedule, the Acceptance Notice binds the Purchasing Shareholder giving it to purchase up to the number of Sale Shares specified in it at the Fair Value and on the Sale Terms and Conditions and to execute any documents that the Board requires to give effect to its purchase of Sale Shares, and may not be withdrawn.

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19.	Remaining Sale Shares

If not all of the Sale Shares are agreed to be purchased in response to Transfer Notices by Other Shareholders exercising in full their Entitlements and if the number of the Sale Shares remaining (“Remaining Sale Shares”) is not greater in number than the total of the maximum numbers of Excess Sale Shares which all Purchasing Shareholders specified in their Acceptance Notices (the “Total Purchased Excess Shares”), the Remaining Sale Shares must be sold to the Purchasing Shareholders who have agreed to purchase Excess Sale Shares for the Fair Value on the Sale Terms and Conditions, and the number of those Remaining Sale Shares which are to be sold to each Purchasing Shareholder is:

(a)	if the number of the Total Purchased Excess Shares is equal to the number of the Remaining Sale Shares, the maximum number of Excess Sale Shares which the Purchasing Shareholder specified in its Acceptance Notice; and

(b)	if the number of the Total Purchased Excess Shares is greater than the number of the Remaining Sale Shares, is determined by the following formula:

N =	R x E
T

where:

N is the number of the Remaining Sale Shares to be sold to that Purchasing Shareholder;

R is the number of the Remaining Sale Shares;

E is the maximum numbers of Excess Sale Shares which the Purchasing Shareholder specified in its Acceptance Notice; and

T is the number of the Total Purchased Excess Shares.

Fractions must be dealt with as determined by the Board, and the Board must promptly return to a Purchasing Shareholder any of the purchase consideration given by that Purchasing Shareholder not used to buy Sale Shares.

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20.	Transfer

Not more than 15 Business Days after the Board receives the purchase consideration for the Sale Shares, the Board must:

(a)	if all of the Sale Shares have been agreed to be purchased by Purchasing Shareholders:

(i)	pay to the Transferring Shareholder the purchase consideration (after payment of all money secured by any mortgage over the Sale Shares of which the Board has notice) and that payment fully discharges all rights that the Transferring Shareholder, or any other person, may have in respect of the Sale Shares; and

(ii)	cause the Company, as attorney for the Transferring Shareholder, to execute transfers of the Sale Shares to the Purchasing Shareholders and execute any other documents that the Board requires to give effect to the purchase and transfer of the Sale Shares; and

(b)	in any case, return to each Purchasing Shareholder any of the purchase consideration provided by that Purchasing Shareholder not used to purchase Sale Shares.

21.	Attorney

Each Shareholder appoints the Company as its attorney to sell and transfer Sale Shares in accordance with this schedule.

22.	Title

The sale and transfer of Sale Shares to a Purchasing Shareholder in accordance with this schedule is effective to vest the Sale Shares in the Purchasing Shareholder free from all adverse interests or claims.

23.	Unpurchased Shares

If any Sale Shares are not agreed to be purchased by Other Shareholders under clauses 15 to 19 of this schedule, none of the Sale Shares may be sold to the Purchasing Shareholders under those clauses and the Transferring Shareholder, within three months after the last day that an Other Shareholder may give an Acceptance Notice, may sell and transfer all (and only all) those Shares to the person named in the Transferring Shareholder’s Proposed Dealing Notice as the proposed purchaser of the Sale Shares, or otherwise to a person approved to hold Shares of the Company by the Board in its reasonable discretion, at a price not less than the Fair Value on terms of conditions not more favourable to the purchaser than the Sale Terms and Conditions.

24.	Certificates of Title

The certificates of title to Shares must contain a prominent statement that the Shares evidenced by it are subject to the restrictions contained in this schedule and any summary of the provisions of this schedule that the Board considers appropriate.

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